Registration No. 333-44966

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                       ----------------------------------

                              Robinson Nugent, Inc.
             (Exact name of registrant as specified in its charter)

          Indiana                                                35-0957603
          -------                                                ----------
 (State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                             800 East Eighth Street
                              Post Office Box 1208
                         New Albany, Indiana 47151-1208
                         ------------------------------
                    (Address of Principal Executive Offices)

                           1993 Robinson Nugent, Inc.
              Employee and Non-Employee Director Stock Option Plan
              ----------------------------------------------------
                            (Full title of the plan)

                                Robert L. Knabel
                          Vice President, Treasurer and
                             Chief Financial Officer
                              Robinson Nugent, Inc.
                             800 East Eighth Street
                              Post Office Box 1208
                         New Albany, Indiana 47151-1208
                     ---------------------------------------
                     (Name and address of agent for service)


                                 (812) 945-0211
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)


                                   Copies to:

                                 Berkley W. Duck
                                   Ice Miller
                         One American Square, Box 82001
                           Indianapolis, Indiana 46282

                                       CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------
                                           Proposed maximum       Proposed maximum
Title of securities        Amount to        offering price       aggregate offering           Amount of
 to be registered        be registered         per unit               price(1)           registration fee(2)
-------------------------------------------------------------------------------------------------------------
  Common Shares          86,000 shares          $ 5.65                $485,900                 $128.28

------------------
    (1)  Aggregate  purchase  price,  excluding  interest,  estimated to be payable if the  rescission  offer covered by this registration  statement is accepted in full.

    (2)  Calculated  pursuant to Rule 457(j) on the basis of the amount at which such  securities  were sold.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits.

See Index to Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Indiana, on October 5, 2000.


                              ROBINSON NUGENT, INC.


                              By:  /s/ Larry W. Burke
                                   ---------------------------------------------
                                   Larry W. Burke
                                   President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on October , 2000.



/s/ Larry W. Burke                                   President, Chief Executive Officer (Principal
--------------------------------------------         Executive Officer) and Director
Larry W. Burke


/s/ Robert L. Knabel                                 Vice President, Treasurer and Chief Financial Officer
--------------------------------------------         (Principal Financial and Accounting Officer)
Robert L. Knabel


--------------------------------------------         Director
Samuel C. Robinson


/s/ Patrick C. Duffy*                                Director
--------------------------------------------
Patrick C. Duffy


/s/ Richard L. Mattox*                               Director
--------------------------------------------
Richard L. Mattox




                                     - 2 -


/s/ Jerrol Z. Miles*                                 Director
--------------------------------------------
Jerrol Z. Miles


/s/ James W. Robinson*                               Director
--------------------------------------------
James W. Robinson


--------------------------------------------         Director
Richard W. Strain


--------------------------------------------         Director
Ben M. Streepey


/s/ Donald C. Neel*                                  Director
--------------------------------------------
Donald C. Neel


*By:  /s/ Larry W. Burke
      --------------------------------------
      Larry W. Burke
      Attorney-in-fact



         Pursuant to the requirements of the Securities Act of 1933, the trustee (or other person who administers the employee benefit plan) has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany, State of Indiana on October 5, 2000.


                      ROBINSON NUGENT, INC.  1993 EMPLOYEE AND
                      NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



                      By:  /s/ Robert L. Knabel
                           -----------------------------------------------------
                           Robert L. Knabel
                           Vice President, Treasurer and Chief Financial Officer

                              ROBINSON NUGENT, INC.
                                    Form S-8

                                INDEX TO EXHIBITS

  Exhibit Number
    Assigned in
  Regulation S-K
     Item 601                        Description of Exhibit
  --------------                     ----------------------

(4)    4.1          Specimen  Certificate  for  Common  Shares  of the  Company.
                    (Incorporated   by  reference  to  Exhibit  4  to  Form  S-1
                    Registration Statement No. 2-62521)

       4.2 Rights Agreement between Robinson Nugent, Inc., Bank One, Indianapolis, NA, as Rights Agent, dated April 21, 1988. (Incorporated by reference to Exhibit I to Form 8-A Registration Statement dated May 2, 1988.)

       4.3 Amendment No. 1 to Rights Agreement, dated September 26, 1991. (Incorporated by reference to Exhibit 4.3 to Form 10-K Report for year ended June 30, 1991.)

       4.4          Amendment  No. 2 to Rights  Agreement,  dated June 11, 1992.
                    (Incorporated by reference to Exhibit 4.4 to Form 8-K Current Report dated July 6, 1992.)

       4.5 Amendment No. 3 to Rights Agreement, dated February 11, 1998. (Incorporated by reference to Exhibit 4.5 to Form 10-Q Report for period ended December 31, 1998.)

       4.6          Amendment No. 4 to Rights Agreement,  dated October 2, 2000.
                    (Incorporated by reference to Exhibit 4.6 to Form 8-K Report dated October 9, 2000.)

(5)    5.1          Opinion of Ice Miller.

(15)                Not Applicable.

(23)   23.1         Consent of Deloitte & Touche LLP.

       23.2         Consent of Ice Miller.  (Included in Exhibit 5.1.)

(24)                Power of Attorney.  (See Signature Page.)

(99)   99.1         Form of letter to be sent to offerees.*

       99.2         Form of Response to Repurchase Offer.*


*Exhibits filed as a part of this Amendment.


                                     - 4 -